

TwoRiver BANCORP

Service • Employee Satisfaction • Shareholder Value • Integrity • Community

Investor Presentation
February 2016

Forward-Looking Statement

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's current views and expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward-looking terminology as "continues," "expect," "look," "believe," "anticipate," "may," "will," "should," "projects," "strategy" or similar statements. Actual results may differ materially from such forward-looking statements, and no reliance should be placed on any forward-looking statement. Factors that may cause results to differ materially from such forward-looking statements include, but are not limited to, unanticipated changes in the financial markets and the direction of interest rates; volatility in earnings due to certain financial assets and liabilities held at fair value; competition levels; changes in loan and investment prepayment assumptions; insufficient allowance for credit losses; a higher level of loan charge-offs and delinquencies than anticipated; material adverse changes in our operations or earnings; a decline in the economy in our market areas; changes in relationships with major customers; changes in effective income tax rates; higher or lower cash flow levels than anticipated; inability to hire or retain qualified employees; a decline in the levels of deposits or loss of alternate funding sources; a decrease in loan origination volume or an inability to close loans currently in the pipeline; changes in laws and regulations; adoption, interpretation and implementation of accounting pronouncements; operational risks, including the risk of fraud by employees, customers or outsiders; and the inability to successfully implement new lines of business or new products and services. For a list of other factors which would affect our results, see the Company's filings with the Securities and Exchange Commission, including those risk factors identified in the "Risk Factor" section and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2014. The statements in this presentation are made as of the date this material is finalized, even if subsequently made available by the Company on its website or otherwise. The Company assumes no obligation for updating any such forward-looking statements at any time, except as required by law.

Two River Bancorp ~ Corporate Profile

TWO RIVER BANCORP

TWO RIVER COMMUNITY BANK
Your Community. Your Bank.

- New Jersey single-brand bank holding company formed in 2006
  - Headquartered in Central New Jersey
  - (Monmouth County – Tinton Falls, NJ)
- $863.7 million in assets

NASDAQ Global Market: TRCB	
Branches	15 in NJ (1 LPO)
Employees (FTE)	143
Share Price	$9.47 (as of 2-1-2016)
Shares Outstanding*	7.9M
Market Cap	$74.8M (as of 2-1-2016)
Tangible Book Value per Share*	$9.44 per share
Price to Tangible Book Value*	1.00 (as of 2-1-2016)
P/E (TTM EPS of $0.78)	12.1x (as of 2-1-2016)

As of 12/31/2015


SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
MONMOUTH
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

- Attractive franchise in demographically desirable markets in New Jersey
- Knowledgeable and experienced management team and bankers
- Corporate strategy remains focused on loan production, while maintaining conservative underwriting culture
- Strategic growth plan aimed at leveraging commercial expertise while strengthening non-interest income through residential and SBA lending
- History of successful execution of strategic plan
- Six consecutive years of double digit growth in net income to common shareholders (CAGR: 15.7%*)
- Compelling stock valuation in comparison with publicly-held NJ Peers




TwoRiver
Community Bank

* 2010 ($3,039,000) to 2015 ($6,290,000)

Investment Highlights: Strong, Sustainable Performance

Commercial Lending Expertise / Mortgage Operation Provides Upside

- Strong track record in commercial / medical lending
- Niche expertise in Private Banking (medical practitioners and business owners) and SBA lending
- Residential mortgage expansion retooled
- Strong real estate construction expertise
- No reliance on participations or wholesale loan purchases

New Jersey - Attractive Markets

(Monmouth / Middlesex / Union / Ocean counties)

- Above US National average household incomes
  - NJ is #3 in median household income by state
- Densely populated

Shareholder Returns / Experienced Management

- Dividend paying / history of share repurchases
- Seasoned management and lending team
- Engaged Board from local business communities

Steady Increases in Tangible Book Value



Tangible Book Value Per Share
$10.00
$9.50
$9.00
$8.50
$8.00
$7.50
$7.71
$7.81
$7.85
$7.97
$8.11
$8.29
$8.45
$8.63
$8.79
$8.96
$9.09
$9.28
$9.44
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015

Favorable Financial Performance Trends

TwoRiver BANCORP


Net Income Available
to Common Shareholders ($ in 000s)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$4,898
$5,900
$6,290
$1,432
$1,739
FY 2013
FY 2014
FY 2015
Q4 2014
Q4 2015


ROAA
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.69%
0.78%
0.76%
0.74%
0.81%
FY 2013
FY 2014
FY 2015
Q4 2014
Q4 2015


EPS (diluted)
$0.80
$0.60
$0.40
$0.20
$0.00
$0.60
$0.73
$0.78
0.18
0.21
FY 2013
FY 2014
FY 2015
Q4 2014
Q4 2015


ROAE
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.49%
6.21%
6.59%
5.91%
7.14%
FY 2013
FY 2014
FY 2015
Q4 2014
Q4 2015

Defined Operating Growth Strategy in Place

Proactive approach to growing share in core New Jersey markets by:

- Fully leveraging customer engagement and experience model over larger national institutions
- Cost-effectively manage branch network
- Expanding mortgage operation
- Systematically growing loan portfolio
- Conservative credit underwriting parameters
- Deliver returns to shareholders through Book Value Improvements / ROE / Dividends (DRIP in place) / SBLF Repayment / Share Repurchase Program



($ in millions)
Total Assets
$900
$850
$800
$750
$700
$650
$600
$550
$500
$636.8
$674.6
$733.9
$769.7
$781.2
$863.7
2010
2011
2012
2013
2014
2015

CAGR – 6.3%

New Jersey ~ Largest NJ Headquartered Bank in Monmouth County

New Jersey Demographics

- 11th Highest Population in US
- 3rd Highest Median Household Income
- 5th Highest Per Capita Income

Monmouth County Info / Demographics

- Located in Central, NJ (Between NYC / Philadelphia)
- 5th Highest Population in NJ
- 5th Highest Per Capita and Median Household Income
- 44% over $100,000 in Household Income

15 Branch Locations in Central NJ

Union County
Fanwood
Westfield
Cranford

Middlesex
New Brunswick

Monmouth County
Allaire Airport
Atlantic Highlands
Middletown *(Main Office)*
Freehold
Port Monmouth
Red Bank
Tinton Falls *(headquarters)*
Tinton Falls *(2 locations)*
West Long Branch
Navesink
Manasquan

Ocean County
Toms River*





Summit
Newark
Scotch Plains
Union
Jersey City
Elizabeth
Second Watchung Mountain
Plainfield
Linden
440
Perth Amboy
Raritan Bay
East Brunswick
Hazlet
Old Bridge
Long Branch
18
Asbury Park
195
Hamilton
Point Pleasant

Demographics Source: Nielsen

* Loan Production Office

Complimentary Branch Network

TwoRiver BANCORP

- Cost-effective strategy of exploring new markets through low-risk opening of LPO in targeted areas
- Geographically dispersed at strategic locations with heavy traffic / high visibility
- Average Two River Branch location is approximately 3,000 square feet
  - Staffed to both service customer needs and proactively seek loan activity
  - 2015 efficiency ratio of 67.8%
- Average deposits per branch of approx. $45 million


TwoRiver



Seasoned, Accomplished and Reputable Management Team



TRCB executive officers have over 95 years of combined experience in the banking industry



William D. Moss, President and CEO

- Over 36 years experience in the banking industry
- Has been with Two River since inception, and previously served with the Company as Executive Vice President and Senior Loan Officer
- Currently serves on the board of several banking associations located in New Jersey (New Jersey State Banking Advisory Council, Atlantic Community Bankers Bank, past President of Community Banking Association of NJ, and Former Director of the New Jersey Bankers Association)



A. Richard Abrahamian, EVP and Chief Financial Officer

- Over 35 years experience in the banking industry
- Joined Two River in 2010
- Previously employed by major players in the New Jersey market such as PNC Bank, Synergy Financial Group and Center Bancorp



Alan B. Turner, EVP and Senior Loan Officer (Two River Community Bank)

- Over 29 years experience in the banking industry
- Joined Two River in 2000 as Vice President of Commercial Lending, and served as Senior Vice President of Commercial Lending from 2003 until promoted in 2008
- Solid background in Commercial Real Estate Lending

Tight Community Relationships – Core Focus

Strong Regional Franchise

- Focus on strong demographics of Monmouth, Ocean, Middlesex and Union Counties



Core Business Offerings

- Commercial, real estate and consumer lending
- Construction lending
- Medical and private banking
- Residential lending
- SBA lending
- Personal banking



Loans *(as of December 31, 2015)*

Strong Position in Commercial Real Estate


Consumer 4%
Real Estate Residential 6%
Commercial and Industrial, 14%
Real Estate Construction 15%
Real Estate Commercial 61%


($ in millions)
Total Loans
$700
$600
$500
$400
$300
$200
$100
$0
$513.0
$530.1
$571.4
$602.8
$627.6
$693.2
2010
2011
2012
2013
2014
2015

CAGR – 6.2%

Commercial Real Estate Highlights

- Relationship banking
- Conservative underwriting parameters
- Majority of portfolio is secured by NJ properties
- Approximately 42% is owner-occupied
- Average commercial loan size approximately $735,000

2015 v. 2014 ~ Loan Growth by Component

Strong Commercial Real Estate Practice / Growth Across All Commercial Segments



CRE by Collateral Type
Res 5+ Fam Investor 4%
Other 4%
Res 1-4 Fam Investor 4%
Mixed Use O/Ocp 1%
Mixed Use Investor 6%
Retail Stp Mall Investor 6%
Comm & Ind Bldg O/Ocp 28%
Office Bldg O/Ocp 10%
Comm& Ind Bldg Investor 24%
Office Bldg Investor 13%
2014
2015
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
3.8%
16.9%
10.1%
28.3%
(3.4%)
$96,514
$100,154
$89,145
$104,231
$383,777
$422,665
$30,808
$39,524
28,095
27,136
Commercial and Industrial
Real estate - construction
Real estate - commercial
Real estate - residential
Consumer

Deposits *(as of December 31, 2015)*


Deposit Mix
Time deposits / IRA 7%
Listed Rate CD's 5%
Wholesale Deposits 5%
Non-Interest Bearing 20%
Money Market 11%
NOW 21%
Savings 31%


($ in millions)
Total Deposits
$700
$600
$500
$400
$300
$200
$100
$0
$524.5
$553.9
$606.8
$633.4
$642.4
$708.4
2010
2011
2012
2013
2014
2015

CAGR – 6.2%

Deposit Highlights

- 87% core, 20% non-interest bearing demand *
- Stable low deposit cost of funds of 0.46%
- Largest bank by deposits headquartered in Monmouth County
- #9th largest overall in Monmouth County
- Increased market share from 2014 to 2015
- Top 5 Two River branches grew deposits by approximately 25% from 2014 to 2015
- Approximate deposit components split between business (51%) and consumer (49%)

* Core deposits consist of all deposits, excepts CD's over $100,000, brokered CD's and listed service CD's

20+% Growth in Non-Interest Income During 2015

Mortgage Banking Opportunity:

Leverage established presence and brand in desirable residential buying markets in New Jersey

Expanded team in December 2014

- Proactive approach to lending
- Existing back office infrastructure in place
- Commission driven lending team
- Mortgage banking fees increased 184.7% in 2015 to $783,000
- Continued emphasis in maximizing market share
- Low loan to value and debt to income underwriting parameters

SBA Lending Opportunity:

- Approved Preferred Lender by the Small Business Administration ("SBA"), which allows the Company delegated authority to approve and close SBA loans up to $5.0 million
- Gain on sale of SBA Loans increased 41.0% to $561,000 in 2015

Commitment to Asset Quality Improvement



Non-Performing Loans to Total Loans
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.00%
1.23%
1.09%
1.12%
0.99%
0.70%
0.73%
0.54%
0.46%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015



Non-Performing Assets to Total Assets
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.14%
1.26%
1.06%
1.03%
1.00%
0.75%
0.75%
0.50%
0.42%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015

Capital Ratios (Year-end Comparison)

The capital ratios of the Company and the Bank at December 31, 2015 and December 31, 2014 are presented below.

	December 31, 2015				December 31, 2014		
	CET 1 Capital to Risk Weighted Assets Ratio	Tier 1 Capital to Average Assets Ratio	Tier 1 Capital to Risk Weighted Assets Ratio	Total Capital to Risk Weighted Assets Ratio	Tier 1 Capital to Average Assets Ratio	Tier 1 Capital to Risk Weighted Assets Ratio	Total Capital to Risk Weighted Assets Ratio
Two River Bancorp	**10.13%**	**8.97%**	**10.13%**	**12.65%**	9.95%	11.36%	12.57%
Two River Community Bank	**11.39%**	**10.09%**	**11.39%**	**12.56%**	9.90%	11.31%	12.51%
"Well capitalized" institution (under prompt correction action regulations)*	**6.50%**	**5.00%**	**6.00%**	**10.00%**	5.00%	6.00%	10.00%

*Applies to Bank only



At December 31, 2015
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
10.13%
11.39%
6.50%
8.97%
10.09%
5.00%
10.13%
11.39%
8.00%
12.65%
12.56%
10.00%
CET 1 Ratio
Leverage Ratio
Tier 1 Ratio
Risk Based Capital Ratio
TRCB
Two River Community Bank
Well Capitalized (applies to Bank only)

Execution on Capital Management Strategy – December 2015

Completes $10 Million in Private Placement of Subordinated Notes

- Fixed to floating
- Rate of 6.25% per annum until January 1, 2021
- Maturity date of December 31, 2025
- Interest payable quarterly
- The subordinated notes have been structured to qualify as Tier 2 capital for regulatory purposes

Company Repays Remaining $6.0 Million of SBLF

- Repaid remaining $6.0 million of Series C preferred stock that was issued to the United States Treasury in connection with its participation in the Small Business Lending Fund Program (the "SBLF")

- The remaining proceeds from the placement of the notes will be used for general corporate purposes and to support future growth

Subordinated Notes Placement Furthers Long-term Capital Management Strategy

Allowed Exit of SBLF in a deliberate and timely manner

Secured at favorable interest rate with low-cost regulatory capital

No dilution to shareholder base

Conservative Investment Approach

- Emphasize preservation of capital
- Tax-equivalent yield: 2.47%
- Weighted average modified duration: 4.4 years
- As of December 31, 2015, total available-for-sale investments equaled $33.5 million at fair value, or 44% of total
- Held to maturity securities at December 31, 2015 were $43.2 million at amortized cost, or 56% of total



Investment Portfolio as of 12/31/2015
(Dollars in millions)
CRA Mutual Fund 3%
[CATEGORY NAME] [PERCENTAGE]
Corporate debt securities, primarily financial institutions 5%
U.S. Government collateralized residential mortgage obligations 21%
Municipal securities 45%
U.S. Government-sponsored enterprises ("GSE") – Residential mortgage-backed securities 24%

Value Creation

- Tangible book value of $9.44 (annual increase of 7.4%)
- Three-year CAGR on tangible book value of 10.65% (at YE)
  - ($7.71 as reported in 2013 / $9.44 at 2015)
- Quarterly dividend of $0.035
  - Dividend strategy focused on delivering returns, attractiveness of stock, properly sized, NOT limiting any growth initiatives
  - Share repurchase program in place since January 2013:
    - Since inception, the Company has repurchased 284,000 shares at an average price of $7.91 for a total of $2.25 million
    - The Company expects to remain opportunistic at or below TBV to support stock price



$10.00
$9.50
$9.00
$8.50
$8.00
$7.50
$7.71
$7.81
$7.85
$7.97
$8.11
$8.29
$8.45
$8.63
$8.79
$8.96
$9.09
$9.28
$9.44
$0.02
$0.02
$0.02
$0.02
$0.03
$0.03
$0.03
$0.03
$0.03
$0.04
$0.04
Q4 2013
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Tangible Book Value Per Share
Dividend

Separating Two River ~ "Why We're Different"

TwoRiver BANCORP

There are approximately 5,400* banking institutions in the US…Why are we different?

"Loans in a Thoughtful Manner"

- Achieving loan growth despite conservative lending practices
- Loan growth driven by core commercial lending (minimal multi-family)
- Not chasing low-rates to drive business

"Higher Touch Service" than National Banks

- Commitment to customer service / local brand recognition
- Commercial lending expertise
- Service execution larger institutions are not equipped to meet

Shareholder Driven Returns

- Tangible book value per share was $9.44 at December 31, 2015, compared to $8.79 at December 31, 2014.
- $2.0 million stock buyback program for 2016
- 12th consecutive quarterly cash dividends
  - Quarterly dividend at $0.035 per share in fourth quarter of 2015.

Defined Growth Strategy INITIAL GOAL: 1.00% Return-on-Assets

- Current ROAA of 0.81% - Q4 2015
- Maintain consistent commercial lending growth
- "Intelligent Expansion" of branch network
- Focus on increasing non-interest income
  - SBA lending
  - Mortgage banking expansion

* - https://research.stlouisfed.org/fred2/series/USNUM

Peer Data – Two River Performance / Valuation

TWO RIVER BANCORP

Peer List of New Jersey Banks (Total Assets: Above $500 Million)
Source: SNL Financial 2-8-2016

Company Name	Ticker	Location	Total Assets MRQ ($000)	Market Cap ($M)	ROAA LTM (%)	ROAE LTM (%)	Net Interest Margin LTM (%)	Efficiency Ratio LTM (%)	Nonint. Inc./ Operating Rev LTM (%)	NPA Excl Restructured/ Assets MRQ (%)*	NPAs/ Assets MRQ (%)	Price/ Last-twelve-months EPS (x)	Price/ Tangible Book (%)	Total Return One Year (%)
Valley National Bancorp	VLY	Wayne, NJ	21,612,616	2,233.3	0.53	5.26	3.20	69.81	12.21	0.36	0.72	21.0	158.4	(4.70)
Investors Bancorp Inc	ISBC	Short Hills, NJ	20,888,684	3,787.7	0.92	5.26	3.09	51.91	5.92	0.58	0.69	20.6	117.7	(0.53)
Provident Financial Services	PFS	Isdin, NJ	8,911,657	1,207.0	0.96	7.12	3.17	59.18	17.92	0.62	-	13.9	159.4	3.11
ConnectOne Bancorp, Inc.	CNOB	Englewood Cliffs, NJ	4,016,721	470.2	1.13	8.84	3.60	41.03	4.11	0.58	-	11.5	148.7	(14.91)
Lakeland Bancorp	LBAI	Oak Ridge, NJ	3,869,550	426.6	0.89	8.28	3.47	62.02	15.00	0.61	0.87	12.2	135.8	(4.99)
Oritani Financial Corp.	ORIT	Township of Washington, NJ	3,512,991	688.2	1.64	10.56	3.08	56.01	5.91	0.32	-	12.0	132.8	15.09
Peapack-Gladstone Financial	PGC	Bedminster, NJ	3,364,659	288.9	0.64	7.71	2.80	61.26	21.33	0.22	0.69	13.9	106.1	(4.67)
Northfield Bancorp Inc.	NFBK	Woodbridge, NJ	3,202,584	731.3	0.63	3.41	2.83	63.65	8.72	0.28	0.97	33.7	127.0	5.07
OceanFirst Financial Corp.	OCFC	Toms River, NJ	2,593,068	283.8	0.82	8.92	3.25	63.19	17.75	1.05	2.06	13.6	120.1	(0.15)
Sun Bancorp Inc.	SNBC	Mount Laurel, NJ	2,208,828	389.1	0.42	4.03	2.74	100.10	20.48	0.15	-	37.9	178.3	8.44
Cape Bancorp Inc.	CBNJ	Cape May Court House, NJ	1,601,985	169.8	0.84	7.39	3.09	68.24	11.54	-	-	13.1	118.0	48.16
Unity Bancorp Inc.	UNTY	Clinton, NJ	1,084,866	90.9	0.96	12.92	3.63	63.28	18.47	0.79	1.07	9.6	118.2	15.10
Ocean Shore Holding Co.	OSHC	Ocean City, NJ	1,043,379	113.9	0.65	6.32	3.19	66.65	13.36	0.72	-	15.9	107.9	28.04
1st Constitution Bancorp	FCCY	Cranbury, NJ	967,992	92.1	0.89	9.49	4.07	63.25	16.69	0.72	-	10.9	111.4	15.94
Parke Bancorp Inc.	PKBK	Sewell, NJ	885,124	77.3	1.40	11.08	4.14	43.57	13.13	3.41	-	9.3	84.0	10.85
Two River Bncp	**TRCB**	**Tinton Falls, NJ**	**863,696**	**73.7**	**0.76**	**6.65**	**3.68**	**67.79**	**10.44**	**0.42**	**1.49**	**11.9**	**98.4**	**7.25**
First Bank	FRBA	Hamilton, NJ	855,501	64.7	0.51	5.74	3.27	67.65	3.59	0.63	-	16.7	94.5	13.08
Bancorp of New Jersey Inc.	BKJ	Fort Lee, NJ	802,920	68.0	0.61	6.85	3.02	-	-	-	-	13.8	93.6	1.16
Stewardship Financial Corp.	SSFN	Midland Park, NJ	707,649	35.3	0.64	7.57	3.40	78.95	12.81	0.45	1.87	9.2	75.2	13.94
Sussex Bancorp	SBBX	Rockaway, NJ	684,503	59.6	0.59	7.02	3.45	74.59	23.92	1.27	1.49	15.8	116.6	26.90
Minimum			**684,503**	**35.3**	**0.42**	**3.41**	**2.74**	**41.03**	**3.59**	**0.15**	**0.69**	**9.2**	**75.2**	**(14.91)**
Median			**2,208,828**	**283.8**	**0.82**	**7.39**	**3.20**	**63.27**	**13.25**	**0.61**	**0.97**	**13.8**	**118.0**	**8.44**
Average			**4,358,699**	**593.6**	**0.82**	**7.57**	**3.29**	**64.13**	**13.49**	**0.75**	**1.16**	**16.0**	**121.2**	**9.21**
Maximum			**21,612,616**	**3,787.7**	**1.64**	**12.92**	**4.14**	**100.10**	**23.92**	**3.41**	**2.06**	**37.9**	**178.3**	**48.16**

* Nonperforming assets excluding restructured loans (nonaccrual loans, real estate owned and repossessed assets) as a percent of total assets

NASDAQ Global Market: TRCB
Two River Community Bank
766 Shrewsbury Avenue
Tinton Falls, NJ 07724

For Additional Information

At the Company:

A. Richard Abrahamian
Executive Vice President and Chief Financial Officer
Phone: 732-216-0166
Fax: 732-345-0614
Email: rabrahamian@tworiverbank.com

Investor Relations:

The Equity Group Inc.
Adam Prior
Senior Vice President
APrior@equityny.com
212-836-9606


The "Two Rivers" – Navesink and Shrewsbury

Appendix / Financial Information

Selected Statement of Operations

($ in thousands, except per share data)

	Three Months Ended			Twelve Months Ended	
Selected Consolidated Earnings Data:	Dec. 31, 2015	Sept. 30, 2015	Dec. 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Total Interest Income	**$ 8,306**	$ 8,218	$ 7,699	**$ 32,103**	$ 30,386
Total Interest Expense	**1,019**	973	864	**3,863**	3,452
Net Interest Income	**7,287**	7,245	6,835	**28,240**	26,934
Provision for Loan Losses	**90**	120	100	**490**	621
Net Interest Income after Provision for Loan Losses	**7,197**	7,125	6,735	**27,750**	26,313
Total Non-Interest Income	**984**	836	736	**3,537**	2,932
Total Non-Interest Expenses	**5,509**	5,308	5,149	**21,355**	19,667
Income before Income Taxes	**2,672**	2,653	2,322	**9,932**	9,578
Income Tax Expense	**921**	961	863	**3,585**	3,561
Net Income	**1,751**	1,692	1,459	**6,347**	6,017
Preferred Stock Dividend	**(12)**	(15)	(27)	**(57)**	(117)
Net Income Available to Common Shareholders	**$ 1,739**	$ 1,677	$ 1,432	**$ 6,290**	$ 5,900
Per Common Share Data:					
Basic Earnings	**$ 0.22**	$ 0.21	$ 0.18	**$ 0.80**	$ 0.74
Diluted Earnings	**$ 0.21**	$ 0.21	$ 0.18	**$ 0.78**	$ 0.73
Book Value	**$ 11.73**	$ 11.57	$ 11.08	**$ 11.73**	$ 11.08
Tangible Book Value (1)	**$ 9.44**	$ 9.28	$ 8.79	**$ 9.44**	$ 8.79
Weighted Average Common Shares Outstanding (in thousands):					
Basic	**7,903**	7,930	7,913	**7,909**	7,932
Diluted	**8,100**	8,130	8,105	**8,102**	8,113

(1) Non-GAAP Financial Information. See "Reconciliation of Non-GAAP Financial Measures" at end of presentation.

Selected Period End Balances

($ in thousands)

	Dec. 31, 2015	Sept. 30, 2015	Dec. 31, 2014
Total Assets	$ 863,696	$ 842,269	$ 781,196
Investment Securities and Restricted Stock	80,293	82,081	73,740
Total Loans	693,150	675,584	627,614
Allowance for Loan Losses	(8,713)	(8,429)	(8,069)
Goodwill and Other Intangible Assets	18,118	18,128	18,166
Total Deposits	708,436	690,665	642,390
Repurchase Agreements	19,545	21,303	23,290
Long-Term Debt	26,500	26,500	16,000
Subordinated Debt	9,824	-	-
Shareholders' Equity*	93,002	97,640	93,932

*Decrease from previous period is the result of the Company redeeming its SBLF Preferred Stock

Quarterly Performance Metrics

($ in thousands, except per share data)

	4th Qtr. 2015	3rd Qtr. 2015	2nd Qtr. 2015	1st Qtr. 2015	4th Qtr. 2014	12 Mo. Ended 12/31/15	12 Mo. Ended 12/31/14
Net Income	**$1,751**	$1,692	$1,461	$1,443	$1,459	**$6,347**	$6,017
Income Available to Common Shareholders	**$1,739**	$1,677	$1,446	$1,428	$1,432	**$6,290**	$5,900
Earnings per Common Share – Diluted	**$0.21**	$0.21	$0.18	$0.18	$0.18	**$0.78**	$0.73
Return on Average Assets	**0.81%**	0.79%	0.71%	0.74%	0.74%	**0.76%**	0.78%
Return on Average Tangible Assets (1)	**0.83%**	0.80%	0.73%	0.76%	0.76%	**0.78%**	0.80%
Return on Average Equity	**7.14%**	6.95%	6.15%	6.20%	5.91%	**6.59%**	6.21%
Return on Average Tangible Equity (1)	**8.78%**	8.55%	7.59%	7.67%	7.26%	**8.12%**	7.64%
Net Interest Margin	**3.65%**	3.65%	3.65%	3.77%	3.75%	**3.68%**	3.79%
Non-Performing Assets to Total Assets	**0.42%**	0.50%	0.75%	0.75%	1.00%	**0.42%**	1.00%
Allowance as a % of Loans	**1.26%**	1.25%	1.23%	1.26%	1.29%	**1.26%**	1.29%

(1) Non-GAAP Financial Information. See "Reconciliation of Non-GAAP Financial Measures" at end of presentation.

Asset Quality Data (by Quarter)

($ in thousands)

	Dec. 31, 2015	Sept 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014
Nonaccrual loans	$ **3,178**	$ 3,680	$ 4,930	$ 4,450	$ 6,237
Loans past due over 90 days and still accruing	**-**	-	-	-	-
OREO	**411**	495	1,411	1,603	1,603
Total Non-Performing Assets	**3,589**	4,175	6,341	6,053	7,840
Troubled Debt Restructured Loans:					
Performing	**9,289**	11,290	17,239	15,383	16,284
Non-Performing	**1,552**	1,578	2,287	2,314	4,269
Non-Performing Loans to Total Loans	**0.46%**	0.54%	0.73%	0.70%	0.99%
Non-Performing Assets to Total Assets	**0.42%**	0.50%	0.75%	0.75%	1.00%
Allowance as a % of Loans	**1.26%**	1.25%	1.23%	1.26%	1.29%

Capital Ratios (Last Five Quarters)

TWO RIVER BANCORP

	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014
Common Equity Tier 1 Risk-based Ratio (CET1)	**10.13%**	10.15%	9.91%	10.08%	10.47%
Tangible Common Equity (TCE) / Tangible Assets	**8.86%**	8.92%	8.73%	9.03%	9.14%
Leverage Ratio	**8.97%**	9.55%	9.72%	9.98%	9.95%
Tier 1 Risk-based Ratio	**10.13%**	10.97%	10.73%	10.93%	11.36%
Total Risk-based Ratio	**12.65%**	12.13%	11.87%	12.08%	12.57%

TWO RIVER BANCORP

(in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2015				
Securities available for sale:				
U.S. Government agency securities	$ 1,241	$ -	$ (3)	$ 1,238
Municipal securities	508	9	-	517
U.S. Government-sponsored enterprises ("GSE") – residential mortgage-backed securities	14,646	5	(202)	14,449
U.S. Government collateralized residential mortgage obligations	12,900	13	(286)	12,627
Corporate debt securities, primarily financial institutions	2,492	-	(175)	2,317
	31,787	27	(666)	31,148
Community Reinvestment Act ("CRA") mutual fund	2,397	-	(15)	2,382
	$ 34,184	$ 27	$ (681)	$ 33,530
Securities held to maturity:				
Municipal securities	$ 33,956	$ 824	$ (9)	$ 34,771
U.S. Government-sponsored enterprises ("GSE") – residential mortgage-backed securities	3,789	9	(44)	3,754
U.S. Government collateralized residential mortgage obligations	3,602	-	(46)	3,556
Corporate debt securities, primarily financial institutions	1,820	-	(233)	1,587
	$ 43,167	$ 833	$ (332)	$ 43,668

Positioned well for rising interest rates

- Currently hold $25 million, or 2.9% of balance sheet, in overnight funds at FRB
- Net interest income simulation modeling indicates 4.6% improvement in year 2 based on +400 bp rate shock
- 39% of loan portfolio reprices within 12 months, while only 8% reprices over 5 years
- 41% of deposits represent core checking while 87% represent core deposits [1]

[1] Core checking consists of non-interest and interest checking deposits while core deposits consist of all deposits, except CD's over $100K, brokered CD's and listed service CD's

Reconciliation of Non-GAAP Measures

TwoRiver BANCORP

($ in thousands, except per share data)

	As of and for the Three Months Ended					As of and for the Twelve Months Ended	
	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Dec. 31, 2015	Dec. 31, 2014
Total shareholders' equity	**$ 93,002**	$ 97,640	$ 96,255	$ 95,179	$ 93,932	**$ 93,002**	$ 93,932
Less: preferred stock	**-**	(6,000)	(6,000)	(6,000)	(6,000)	**-**	(6,000)
Common shareholders' equity	**$ 93,002**	$ 91,640	$ 90,255	$ 89,179	$ 87,932	**$ 93,002**	$ 87,932
Less: goodwill and other tangibles	**(18,118)**	(18,128)	(18,138)	(18,147)	(18,166)	**(18,118)**	(18,166)
Tangible common shareholders' equity	**$ 74,884**	$ 73,512	$ 72,117	$ 71,032	$ 69,766	**$ 74,884**	$ 69,766
Common shares outstanding	**7,929**	7,918	7,935	7,925	7,940	**7,929**	7,940
Book value per common share	**$ 11.73**	$ 11.57	$ 11.37	$ 11.25	$ 11.07	**$ 11.73**	$ 11.08
Book value per common share	**$ 11.73**	$ 11.57	$ 11.37	$ 11.25	$ 11.07	**$ 11.73**	$ 11.08
Effect of intangible assets	**(2.29)**	(2.29)	(2.28)	(2.29)	(2.28)	**(2.29)**	(2.29)
Tangible book value per common share	**$ 9.44**	$ 9.28	$ 9.09	$ 8.96	$ 8.79	**$ 9.44**	$ 8.79
Return on average assets	**0.81%**	0.79%	0.71%	0.74%	0.74%	**0.76%**	0.78%
Effect of intangible assets	**0.02%**	0.01%	0.02%	0.02%	0.02%	**0.02%**	0.02%
Return on average tangible assets	**0.83%**	0.80%	0.73%	0.76%	0.76%	**0.78%**	0.80%
Return on average equity	**7.14%**	6.95%	6.15%	6.20%	5.91%	**6.59%**	6.21%
Effect of average intangible assets	**1.64%**	1.60%	1.44%	1.47%	1.35%	**1.53%**	1.43%
Return on average tangible equity	**8.78%**	8.55%	7.59%	7.67%	7.26%	**8.12%**	7.64%

The presentation contains certain financial information determined by methods other than in accordance with generally accepted accounting policies in the United States (GAAP). These non-GAAP financial measures are "book value per common share," "tangible book value per common share," "return on average tangible assets," and "return on average tangible equity." This non-GAAP disclosure has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Our management uses these non-GAAP measures in its analysis of our performance because it believes these measures are material and will be used as a measure of our performance by investors.